                                                                   EXHIBIT 10.24


                              FIRST AMENDMENT TO
                       ABT BUILDING PRODUCTS CORPORATION
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------



     This Amendment is dated as of the _____ day of February, 1998 by and between COMERICA BANK, a Michigan banking corporation, CREDITANSTALT AG (f/k/a Creditanstalt-Bankverein), a bank organized under the laws of the Republic of Austria, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, NATIONAL CITY BANK, a national banking association, BANK ONE-WISCONSIN (successor in interest hereunder to Bank One Dayton, N.A.), a national banking association, FIRSTAR BANK MILWAUKEE, N.A., a national banking association, LASALLE NATIONAL BANK, a national banking association, U.S. BANK NATIONAL ASSOCIATION f/k/a and d/b/a FIRST BANK NATIONAL ASSOCIATION, a national banking association (collectively, "Banks"), COMERICA BANK, as agent for the Banks ("Agent") and ABT BUILDING PRODUCTS CORPORATION, a Delaware corporation, ABTCO, INC., a Delaware corporation, and ABT CANADA, LTD., a Nova Scotia corporation (collectively, "Company"), in connection with that certain Third Amended and Restated Revolving Credit and Term Credit Agreement executed by and among them (and KenTech Plastics, Inc., a Delaware corporation that was subsequently merged into ABTco, Inc. as of December 31, 1997) as of March 11, 1997. ("Agreement").

     WHEREAS, Company has requested Agent and the Banks to amend certain provisions of the Agreement and Agent and the Banks are willing to do so on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

A.   DEFINITIONS

     1. Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement.

B.   AMENDMENTS

     1. Section 1.39 of the Agreement is hereby amended and restated in its entirety as follows:

          "1.39 `EBITDA' shall mean, as of the last day of any fiscal quarter, for the four fiscal quarters immediately preceding any calculation thereof, Net Income (before impact of extraordinary non-cash items) plus the aggregate amounts deducted in determining Net Income for such period in respect of: (i) the provision for taxes based on income; (ii) Interest Expense; (iii) depreciation and amortization; and (iv) the Five Million Eight Hundred Seventy Nine Thousand Six Hundred One Dollar ($5,879,601) non-cash fixed asset write-down taken at

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     KenTech as of June 30, 1997 shown on the financial statements for Company and the Subsidiaries as of such date delivered to Agent and the Banks; all determined for Company and the Subsidiaries or (where the context so indicates) the Company and the Restricted Subsidiaries, on a Consolidated basis in accordance with GAAP."

     2. Section 1.95 of the Agreement is hereby amended and restated in its entirety as follows:

          "1.95  `Permitted Borrowers' shall mean ABT and ABT Canada."

     3. Section 1.117 of the Agreement is hereby amended and restated in its entirety as follows:

          "1.117 `Revolving Credit Maturity Date' shall mean March 10, 2003, or such later date as to which it may be extended, at the request of Company, pursuant to Section 2.10 hereof."

     4. Schedule 1.79 of the Agreement is hereby replaced with Schedule 1.79 attached hereto.

     5. Schedule 1.96 of the Agreement is hereby replaced with Schedule 1.96 attached hereto.

     6. Clauses (a) through (c) of Section 2.10 of the Agreement is hereby amended and restated in its entirety as follows:

          "(a)  Extension Request.  Notwithstanding anything contained in this
                -----------------
                Agreement to the contrary, not later than four (4) years and sixty (60) days prior to the Revolving Credit Maturity Date then in effect, the Company may, by delivery of a duly completed Extension Request, irrevocably request that each Bank extend the then Existing Revolving Credit Maturity Date for additional periods, (i) in the case of the extension of the Revolving Credit Maturity Date from March 10, 2003, to a date not later than fifteen (15) months after such date, and (ii) in the case of any other extension of the Revolving Credit Maturity Date, for additional periods not greater than the year. Promptly upon receipt of an Extension Request, the Agent shall notify each Bank thereof by delivery to each Bank a copy of the Extension Request.

          (b)   Responses to Extension Request. Each Bank shall: (i) in the case
                ------------------------------
                of an Extension Request requesting the extension of the Revolving Credit Maturity Date from March 10, 2003, within one hundred twenty (120) days after receipt of the Extension Request, and (ii) in each other case, within thirty (30) days after receipt of the

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                Extension Request, notify the Agent whether it consents to the request of Company set forth in such Extension Request, such consent to be in the sole discretion of such Bank. If any Bank does not so notify the Agent within such time period, such Bank shall be deemed not to have consented to such request.

          (c)   Notice of Consent.  The Agent shall notify Company whether the
                -----------------
                Banks have consented to the request set forth in an Extension Request. If the Agent does not notify the Company within five
                (5) days after the expiration of the period for Bank responses set forth in clause (b) above, the Agent shall be deemed to have notified the Company that the Banks have not consented to the request."

     7. Schedule 11.4 of the Agreement is hereby replaced with Schedule 11.4 attached hereto.

     8. Section 11.14 of the Agreement is hereby amended by deleting therefrom, in each place it appears, the word "KenTech".

     9. Section 13.4 of the Agreement is hereby amended and restated in its entirety as follows:

          "13.4 Financial Covenants.  Each of them will not permit, with
                -------------------
     respect to both the Company and the Subsidiaries and (by separate determination) the Company and the Restricted Subsidiaries:

                (a) the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter, to be less than:

                     (i) from the Closing Date until September 29, 1998, 1.1 to 1;

                     (ii) from and including September 30, 1998 until December 30, 1998, 1.25 to 1; and

                     (iii) from and including December 31, 1998 and at all times thereafter, 1.5 to 1;

                (b) the Leverage Ratio, as of the last day of any fiscal quarter, to be more than:

                     (i) from the Closing Date until September 29, 1998, 3.5 to 1.0; and

                     (ii) from and including September 30, 1998 and at all time thereafter, 3.25 to 1.

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               (c)  to have a Tangible Net Worth, as of the last day of any fiscal quarter, of less than the sum of: (i) Eighty Four Million Seven Hundred Eighty Two Thousand Dollars ($84,782,000), and (ii) fifty percent (50%) of the greater of the Net Income (if positive) of Company and the Subsidiaries or Company and the Restricted Subsidiaries earned (in each case) in each fiscal quarter subsequent to the fiscal quarter ended December 31, 1996.

C.   REPRESENTATIONS

     Company hereby represents and warrants that:

     1. Execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority.

     2. This Amendment, and the Agreement as amended by this Amendment, and any other documents and instruments required under this Amendment or the Agreement ("Documents"), when issued and delivered under this Amendment or the Agreement, will be valid and binding in accordance with their terms.

     3. The continuing representations and warranties of Company set forth in Sections 11.1 through 11.9 and 11.11 through 11.20 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     4.   The continuing representations and warranties of Company set forth in
Section 11.10 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Agent by Company in accordance with Section 12.1 of the Agreement.

     5. No Default or Event of Default has occurred and is continuing as of the date hereof.

D.   MISCELLANEOUS

     1. This Amendment may be executed in as many counterparts as Agent, Banks and Company deem convenient and shall become effective upon: (a) delivery to Agent of counterparts hereof executed by each of the parties; (b) delivery by Company to Agent of each of the Documents listed on the Checklist attached as Exhibit "A" hereto; and (c) payment by Company to Agent of an Amendment Fee equal to One Hundred Seventy Five Thousand Dollars ($175,000), provided however that upon such delivery and payment, the restatement of Section 1.39 of the Agreement set forth in Section B.1 of this Amendment shall be deemed to be effective as of June 30, 1997.

     2. Company, Agent and the Banks acknowledge and agree that, except as specifically amended by this Amendment, all of the terms and conditions of the Agreement and the Documents remain in full force and effect in accordance with their original terms.

     3. Company shall pay all of Agent's legal costs and expenses (including attorneys' fees and expenses) incurred in the negotiation, preparation and closing hereof.

     4. Except as specifically set forth herein, nothing set forth in this Amendment shall constitute, or be interpreted or construed to constitute, a waiver of any right or remedy of Agent or the Banks, or of any Default or Event of Default whether now existing or hereafter arising.

     WITNESS the due execution hereof as of the day and year first above written.



ABT BUILDING PRODUCTS                        COMERICA BANK,
 CORPORATION                                   as Agent


By:_____________________________________     By:_______________________________
     Dale H. VonBehren                            Gregory N. Block
Its: Vice President Finance - Treasurer      Its: Vice President

One Neenah Center, Suite 600                 One Mid America Plaza
Neenah, WI  54956-3070                       Suite 612
Telephone: (414) 751-4984                    Oakbrook Terrace, Illinois 60181
Facsimile: (414) 751-0370                    Telephone: (630) 575-2160
                                             Facsimile: (630) 575-2164


ABTco, INC                                   ABT CANADA, LTD.


By:_____________________________________     By:_______________________________
     Dale H. VonBehren                            Dale H. VonBehren
Its: Vice President Finance - Treasurer      Its: Assistant Secretary

One Neenah Center, Suite 600                 One Neenah Center, Suite 600
Neenah, Wisconsin  54956-3070                Neenah, Wisconsin 54956-3070
Telephone: (414) 751-4982                    Telephone: (414) 751-4982
Facsimile: (414) 751-0370                    Facsimile: (414) 751-0370

                                             COMERICA BANK


                                             By:_______________________________
                                                   Gregory N. Block
                                             Its:  Vice President

                                             One Mid America Plaza
                                             Suite 612
                                             Oakbrook Terrace, Illinois 60181
                                             Telephone:  (630) 575-2160
                                             Facsimile:  (630) 575-2164

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                                      -7-
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                                      -8-

                                        FIRST UNION NATIONAL BANK
                                         OF NORTH CAROLINA,
                                        as Documentation Agent and Bank



                                        By:_______________________________

                                        Its:_______________________________

                                        301 S. College Street
                                        One First Union Center, TW-19
                                        Charlotte, North Carolina  28288-0745
                                        Telephone:  (704) 374-4367
                                        Facsimile:  (704) 374-2802

                                      -9-
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                                     -10-
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                                     -11-
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                                        HARRIS TRUST AND SAVINGS BANK
                                        as Syndication Agent and Bank



                                        By:_______________________________

                                        Its:_______________________________

                                        111 West Monroe
                                        P.O. Box 755
                                        Chicago, Illinois  60690
                                        Telephone:  (312) 461-7788
                                        Facsimile:  (312) 461-2591
                                        ABA No. 071-000288

                                     -12-
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                                     -13-
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                                     -14-

                                        CREDITANSTALT AG



                                        By:_______________________________

                                        Its:_______________________________

                                        -and-



                                        By:_______________________________

                                        Its:_______________________________

                                        Creditanstalt AG
                                        2 Greenwich Plaza
                                        Greenwich, CT 06830
                                        Telephone:  (203) 861-1499
                                        Facsimile:  (203) 861-1475

                                     -15-
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                                     -16-
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                                     -17-
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                                        NATIONAL CITY BANK



                                        By:__________________________________

                                        Its:__________________________________

                                        National City Center
                                        1900 E. 9th Street
                                        Cleveland, Ohio 44114
                                        Telephone: (810) 644-0502
                                        Facsimile: (810) 644-0432

                                     -18-
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                                     -19-
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                                     -20-
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                                    BANK ONE-WISCONSIN



                                    By:___________________________________

                                    Its:__________________________________

                                    111 East Wisconsin Avenue
                                    Milwaukee, WI 53202-2033
                                    Telephone: (414) 765-3111
                                    Facsimile: (414) 765-2176

                                     -21-
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                                     -22-
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                                     -23-
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                                    FIRSTAR BANK MILWAUKEE, N.A.



                                    By:___________________________________

                                    Its:__________________________________

                                    777 East Wisconsin Avenue
                                    Milwaukee, WI 53201
                                    Telephone: (414) 765-5971
                                    Facsimile: (414) 765-4632

                                     -24-
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                                     -25-
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                                     -26-

                                    LASALLE NATIONAL BANK



                                    By:___________________________________

                                    Its:__________________________________

                                    135 South LaSalle Street
                                    Chicago, Illinois 60603-3499
                                    Telephone: (312) 904-2868
                                    Facsimile: (312) 904-2340

                                     -27-
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                                     -28-
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                                     -29-
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                                    U.S. BANK NATIONAL ASSOCIATION, f/k/a and
                                    d/b/a First Bank National Association


                                    By:___________________________________

                                    Its:__________________________________

                                    First Bank Place
                                    601 Second Avenue South, MPFP0601
                                    Minneapolis, MN 55402-4302
                                    Telephone: (612) 973-0690
                                    Facsimile: (612) 973-0821

                                     -30-
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                                     -31-

                                  EXHIBIT "A"
                                  -----------

                              FIRST AMENDMENT TO
                       ABT BUILDING PRODUCTS CORPORATION
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                               CLOSING CHECKLIST
                               -----------------


     1.   First Amendment to Credit Agreement
          a.   Exhibit "A" - Checklist
          b.   Schedule 1.79 - Margin
          c.   Schedule 1.96 - Permitted Borrower Maximums
          d.   Schedule 11.4 - Litigation

     2.   Recertification and Amendment of Authority Documents (Company)

     3.   Recertification and Amendment of Authority Documents (ABT)
          a.   Exhibit "A" - Certificate of Merger with KenTech

     4.   Recertification and Amendment of Authority Documents (Canada)

                                 SCHEDULE 1.79

                                    MARGINS
                                    -------

====================================================================================================================================

Leverage Ratio   less than 1.5:1.0  more than 1.5:1.0  more than 2.0:1.0  more than 2.60:1.0  more than 3.0:1.0   more than 3.25:1.0

                                    -                  -                  -                   -                   -
                                           But                 But                But                But
                                    less than 2.0:1.0  less than 2.60:1.0 less than 3.0:1.0   less than 3.25:1.0
====================================================================================================================================

Margin for              10.00              15.00              17.50               20.00               25.00              35.00
Revolving Credit
Facility Fees
------------------------------------------------------------------------------------------------------------------------------------

Margin for              28.50              40.00              50.00               62.50               75.00             100.00
Revolving Credit
Eurocurrency-
based Advances
------------------------------------------------------------------------------------------------------------------------------------

Margin for              28.50             40.00               50.00               62.50               75.00             100.00
Letters of Credit
------------------------------------------------------------------------------------------------------------------------------------

Margin for Line          9.00             11.00               12.50               15.00               20.00              30.00
of Credit Facility
Fees
------------------------------------------------------------------------------------------------------------------------------------

Margin for Line         29.50             44.00               55.00               67.50               80.00             105.00
of Credit
Eurocurrency-
based Advances
====================================================================================================================================


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                                 SCHEDULE 1.96
                                 -------------

                          PERMITTED BORROWER MAXIMUMS
                          ---------------------------

               ABT                       $175,000,000


               ABT Canada                $60,000,000

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                                 SCHEDULE 11.4
                                 -------------

                                  LITIGATION
                                  ----------

                          [TO BE PROVIDED BY COMPANY]

                                     -36-